Prepaid expenses and other current assets	6 Months Ended
Jun. 30, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets

6. Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	At June 30,	At December 31,
	2023	2022
(in Euros)	(Unaudited)
Value added tax (VAT)	€1,200,383	€912,423
Research and development tax credit	734,921	650,000
Advances payments to suppliers	32,849	41,149
Other current assets	693	219,400
Other prepaids	335,387	103,540
Total	€2,304,233	€1,926,512

Value added tax (“VAT”) receivables are linked to purchases. Italian VAT (Imposta sul Valore Aggiunto) applies to the supply of goods and services carried out in Italy by entrepreneurs, professionals, or artists and on imports carried out by anyone. Intra-Community acquisitions are also subject to VAT under certain situations. The Italian standard VAT rate for 2023 and 2022 is 22%. Reduced rates are provided for specifically listed supplies of goods and services. It is carried forward indefinitely and does not expire. Based on the historical timing and amounts of VAT tax credit reimbursement received by the Company, at June 30, 2023, the Company reclassified to other non-current assets a portion of the receivable which is expected to be realized beyond 12 months.

Tax credits on research and development represent a special tax relief offered to Italian companies operating in the research and development sector and can be used to offset most taxes payable. The Company has a total research and development tax credit available to be used of approximately €4.2 million at June 30, 2023, which can be carried forward indefinitely and does not expire. However, given the start-up status of the Company, and the fact that it will not be profitable in the foreseeable future (which limits the utilization of the credit), the Company recognized a receivable balance that represents the Company’s best estimate of the amount of tax credit that can be used in offsetting taxes payable by March 31, 2025. This estimate is consistent with the Company’s most updated cash budget utilization projections approved by the Board in March 2023. According to the budget approved, the Company’s available cash as of June 30, 2023, together with our investment in short term marketable securities, is deemed more than sufficient to cover the operating activities through at least the first quarter of 2025, without additional financing or other management plans.

During the six months ended June 30, 2023, the Company utilized approximately €0.4 million to offset certain social contributions and taxes payable, while during the six months ended June 30, 2022, the Company utilized approximately €0.3 million. In addition, the recorded benefit for the six months ended June 30, 2023, and June 30, 2022, was approximately €0.4 and €0.7 million, respectively, to offset research and development expenses. The Company reclassified to other non-current assets a portion of the receivable, which is expected to be realized beyond 12 months. (See Note 8. Other non-current assets.)

At June 30, 2023, Other prepaid expenses mainly relate to: i) the directors and officers (“D&O”) insurance policy paid in January 2023 of approximately €0.2 million; ii) prepaid expenses of approximately €0.2 million recorded to adjust the manufacturing expenses accrued during the six months ended June 30, 2023, for the actual statement of work confirmed by the manufacturer; and iii) other minor amounts related to miscellaneous types of service agreements.